SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2006


                             Payment Date: 04/25/06


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        54,970,347.87    5.389051%     1,179,517.39    246,864.99    1,426,382.38       0.00       0.00
                        2A1       266,483,477.17    5.414093%     3,889,679.39  1,202,305.31    5,091,984.70       0.00       0.00
                        2A2        38,997,810.95    5.414093%       569,224.72    175,948.15      745,172.87       0.00       0.00
                        3A1        84,204,519.27    5.457345%     2,623,293.96    382,944.23    3,006,238.19       0.00       0.00
                        3A2         3,742,824.37    5.457345%       116,603.34     17,021.57      133,624.91       0.00       0.00
                        3IO        87,947,343.63    0.228000%             0.00     16,710.00       16,710.00       0.00       0.00
                        B1         14,930,365.17    5.467053%         2,368.20     68,020.92       70,389.12       0.00       0.00
                        B2          6,890,476.87    5.467053%         1,092.94     31,392.17       32,485.11       0.00       0.00
                        B3          4,019,444.84    5.467053%           637.55     18,312.10       18,949.65       0.00       0.00
                        B4          3,446,237.05    5.467053%           546.63     15,700.63       16,247.26       0.00       0.00
                        B5          3,157,635.93    5.467053%           500.85     14,385.80       14,886.66       0.00       0.00
                        B6          2,010,497.07    5.467053%           318.90      9,159.58        9,478.48       0.00       0.00
Residual                1AR                 0.00    5.389051%             0.00          0.44            0.44       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        482,853,636.56     -            8,383,783.87  2,198,765.88   10,582,549.75     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        53,790,830.48              0.00
                                2A1       262,593,797.78              0.00
                                2A2        38,428,586.23              0.00
                                3A1        81,581,225.31              0.00
                                3A2         3,626,221.02              0.00
                                3IO        85,207,446.33              0.00
                                B1         14,927,996.97              0.00
                                B2          6,889,383.93              0.00
                                B3          4,018,807.29              0.00
                                B4          3,445,690.42              0.00
                                B5          3,157,135.08              0.00
                                B6          2,010,178.17              0.00
Residual                        1AR                 0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        474,469,852.69     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/06


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    54,970,347.87     5.389051% 32051GPW9    16.729557      3.501383    762.936394
                           2A1   266,483,477.17     5.414093% 32051GPY5    12.454865      3.849816    840.832905
                           2A2    38,997,810.95     5.414093% 32051GPZ2    12.454865      3.849816    840.832904
                           3A1    84,204,519.27     5.457345% 32051GQA6    24.460530      3.570709    760.692476
                           3A2     3,742,824.37     5.457345% 32051GQB4    24.460530      3.570709    760.692474
                           3IO    87,947,343.63     0.228000% 32051GQC2     0.000000      0.149179    760.692476
                           B1     14,930,365.17     5.467053% 32051GQD0     0.158397      4.549590    998.461439
                           B2      6,890,476.87     5.467053% 32051GQE8     0.158397      4.549590    998.461439
                           B3      4,019,444.84     5.467053% 32051GQF5     0.158397      4.549590    998.461439
                           B4      3,446,237.05     5.467053% 32051GQG3     0.158397      4.549590    998.461437
                           B5      3,157,635.93     5.467053% 32051GQH1     0.158397      4.549590    998.461441
                           B6      2,010,497.07     5.467053% 32051GQJ7     0.158397      4.549590    998.461439
Residual                   1AR             0.00     5.389051% 32051GPX7     0.000000      4.422011      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     482,853,636.56       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        58,285,245.78   323,835,965.47    92,348,641.40
Loan count                    237             1649              169
Avg loan rate           5.764051%        5.789093%        6.060345%
Prepay amount        1,171,007.86     4,406,453.95     2,729,411.60

                          Total
                          -----
Prin balance       474,469,852.65
Loan count                   2055
Avg loan rate                5.84
Prepay amount        8,306,873.41

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        18,384.74       101,499.04        29,398.47
Sub servicer fees            0.00             0.00             0.00
Trustee fees               198.22         1,094.33           316.96


Agg advances                  N/A              N/A              N/A
Adv this period            579.67         6,494.25        21,913.74

                          Total
                          -----
Master serv fees       149,282.25
Sub servicer fees            0.00
Trustee fees             1,609.51


Agg advances                  N/A
Adv this period         28,987.66

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,500,124.76     7,617,133.66     2,383,249.09
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               11,500,507.51
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            482,853,636.56
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                   867,371.16
60 to 89 days                           3                   946,228.06
90 or more                              1                    77,854.89
Foreclosure                             2                 2,790,160.00

Totals:                                 9                 4,681,614.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                110,725.92
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           10,582,549.75         10,582,549.75
Principal remittance amount            8,383,783.87          8,383,783.87
Interest remittance amount             2,198,765.88          2,198,765.88